ThredUp Inc.
Fourth Quarter and Full Year 2021 Supplemental Financials

Key Financial Metrics for the Fourth Quarter

•Revenue of $72.9 million
•vs. $43.4 million in Q4’FY 2020
•Growth of 67.8% Y/Y
•Gross profit of $48.2 million
•vs. $29.7 million in Q4’FY 2020
•Growth of 62.1% Y/Y
•Gross margin of 66.1%
•vs. 68.5% in Q4’FY 2020
•GAAP net loss of $17.9 million
•vs. $17.0 million loss in Q4’FY 2020
•Adjusted EBITDA loss of $10.5 million
•vs. $12.2 million loss in Q4’FY 2020
•Adjusted EBITDA margin loss of 14.5%
•vs. loss of 28.2% in Q4’FY 2020
•Cash, cash equivalents, restricted cash and short-term marketable securities were $213.1 million at the quarter end
•Total quarter Active Buyers of 1.691 million
•vs. 1.240 million in Q4’FY 2020
•An increase of 36.4% Y/Y
•Total Orders of 1.682 million
•vs. 0.998 million in Q4’FY 2020
•An increase of 68.5% Y/Y

Key Financial Metrics for the Full Year 2021

•Revenue of $251.8 million
•vs. $186.0 million in FY 2020
•Growth of 35.4% Y/Y
•Gross profit of $178.1 million
•vs. $128.1 million in FY 2020
•Growth of 39.0% Y/Y
•Gross margin of 70.7%
•vs. 68.9% in FY 2020
•GAAP net loss of $63.2 million
•vs. $47.9 million loss in FY 2020
•Adjusted EBITDA loss of $36.5 million
•vs. $33.4 million loss in FY 2020
•Adjusted EBITDA margin loss of 14.5%
•vs. loss of 18.0% in FY 2020
•Cash, cash equivalents, restricted cash and short-term marketable securities were $213.1 million at the year end
•Total Active Buyers of 1.691 million
•vs. 1.240 million in FY 2020
•An increase of 36.4% Y/Y
•Total Orders of 5.328 million
•vs. 3.965 million in FY 2020
•An increase of 34.4% Y/Y

Conference Call and Webcast

•The live call is accessible in the U.S and Canada at +1 888-394-8218 (code 6055297) and outside of the U.S. and Canada at +1 646-828-8193 (code 6055297)
•The live and archived webcast and all related earnings materials will be available at thredUP’s investor relations website: ir.thredup.com

Financial Outlook

For first quarter 2022, thredUP expects:
•Revenue in the range of $70 million to $72 million
•Gross margin in the range of 65% to 67%
•An adjusted EBITDA margin loss in the range of 19.0% to 17.0%
•Depreciation and amortization of approximately $2.9 million
•Stock-based compensation of approximately $4.0 million
•Weighted-average shares of approximately 99.4 million

For fiscal year 2022, thredUP expects:
•Revenue in the range of $330 million to $340 million
•Gross margin in the range of 64% to 66%
•An adjusted EBITDA margin loss in the range of 15.5% to 13.5%
•Depreciation and amortization of approximately $15.5 million
•Stock-based compensation of approximately $17.9 million
•Weighted-average shares of approximately 100.5 million

Fourth Quarter 2021 Supplemental Financials

ThredUp Inc.
Condensed Consolidated Income Statements
(in thousands, unaudited)
Three Months Ended	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Revenue:
Consignment revenue	$32,026	$35,314	$34,914	$33,657	$34,211	$44,688	$48,597	$48,071	$44,758
Product revenue	12,611	13,001	12,421	13,275	9,222	10,992	11,362	15,203	28,121
Total revenue	44,637	48,315	47,335	46,932	43,433	55,680	59,959	63,274	72,879
Cost of revenue:
Cost of consignment revenue	7,599	8,816	8,297	7,984	9,087	10,832	10,687	10,080	10,257
Cost of product revenue	5,660	6,873	6,027	6,172	4,611	5,130	5,140	7,100	14,434
Total cost of revenue	13,259	15,689	14,324	14,156	13,698	15,962	15,827	17,180	24,691
Gross profit	31,378	32,626	33,011	32,776	29,735	39,718	44,132	46,094	48,188
Gross margin % of revenue	70.3%	67.5%	69.7%	69.8%	68.5%	71.3%	73.6%	72.8%	66.1%
Operating expenses
Operations, product and technology	25,580	25,475	22,149	25,856	27,928	28,312	31,062	32,081	36,624
Marketing	12,674	13,001	10,898	10,614	10,252	15,446	15,957	16,941	15,281
Sales, general and administrative	7,971	7,433	6,438	6,891	7,802	10,638	10,999	12,569	14,608
Total operating expenses	46,225	45,909	39,485	43,361	45,982	54,396	58,018	61,591	66,513
Operating expenses % of revenue	103.6%	95.0%	83.4%	92.4%	105.9%	97.7%	96.8%	97.3%	91.3%
Operating income (loss)	(14,847)	(13,283)	(6,474)	(10,585)	(16,247)	(14,678)	(13,886)	(15,497)	(18,325)
Operating loss % of revenue	(33.3)%	(27.5)%	(13.7)%	(22.6)%	(37.4)%	(26.4)%	(23.2)%	(24.5)%	(25.1)%
Interest expense	(365)	(273)	(224)	(368)	(440)	(559)	(573)	(619)	(524)
Other (expense) income, net	271	341	41	(51)	(258)	(907)	93	1,418	961
Income (loss) before provision for income taxes	(14,941)	(13,215)	(6,657)	(11,004)	(16,945)	(16,144)	(14,366)	(14,698)	(17,888)
Provision for (benefit from) income taxes	36	—	—	—	56	27	13	17	23
Net income (loss)	$(14,977)	$(13,215)	$(6,657)	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)	$(17,911)
Net income margin %	(33.6)%	(27.4)%	(14.1)%	(23.4)%	(39.1)%	(29.0)%	(24.0)%	(23.3)%	(24.6)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, unaudited)
Three Months Ended	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Adjusted EBITDA reconciliation
Net income (loss)	$(14,977)	$(13,215)	$(6,657)	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)	$(17,911)
Add (deduct):
Depreciation and amortization	1,090	1,245	1,198	1,425	1,713	2,038	1,861	2,248	3,008
Stock-based compensation expense	5,118	1,442	1,966	1,649	2,279	3,498	2,896	2,995	3,570
Acquisition and offering related expenses	—	—	—	—	—	—	—	1,020	251
Interest expense	365	273	224	368	440	559	573	619	524
Change in value of preferred stock warrant	(3)	(172)	(1)	89	285	930	—	—	—
Provision for income taxes	36	—	—	—	56	27	13	17	23
Adjusted EBITDA	$(8,371)	$(10,427)	$(3,270)	$(7,473)	$(12,228)	$(9,119)	$(9,036)	$(7,816)	$(10,535)
Adjusted EBITDA margin %	(18.8)%	(21.6)%	(6.9)%	(15.9)%	(28.2)%	(16.4)%	(15.1)%	(12.4)%	(14.5)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, unaudited)
Three Months Ended	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Operations, product and technology	$25,580	$25,475	$22,149	$25,856	$27,928	$28,312	$31,062	$32,081	$36,624
Marketing	12,674	13,001	10,898	10,614	10,252	15,446	15,957	16,941	15,281
Sales, general and administrative	7,971	7,433	6,438	6,891	7,802	10,638	10,999	12,569	14,608
Total operating expenses	46,225	45,909	39,485	43,361	45,982	54,396	58,018	61,591	66,513
Less: Total stock based compensation	5,118	1,442	1,966	1,649	2,279	3,498	2,896	2,995	3,570
Total non-GAAP operating expenses	$41,107	$44,467	$37,519	$41,712	$43,703	$50,898	$55,122	$58,596	$62,943
Non-GAAP operating expenses as a % of revenue	92.1%	92.0%	79.3%	88.9%	100.6%	91.4%	91.9%	92.6%	86.4%

ThredUp Inc.
Stock Based Compensation Details
(in thousands, unaudited)
Three Months Ended	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Stock Based Compensation
Operations, product and technology	$2,479	$715	$870	$987	$1,167	$1,350	$984	$1,024	$883
Marketing	687	174	283	278	332	437	289	341	338
Sales, general and administrative	1,952	553	813	384	780	1,711	1,623	1,630	2,349
Total	$5,118	$1,442	$1,966	$1,649	$2,279	$3,498	$2,896	$2,995	$3,570

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$64,485	$246,514	$173,058	$160,912	$84,550
Marketable securities	—	—	57,382	100,762	121,277
Accounts receivable, net	1,823	1,726	1,545	1,895	4,136
Inventory, net	3,519	3,482	4,362	4,106	9,825
Other current assets	5,332	3,168	6,425	7,773	8,625
Total current assets	75,159	254,890	242,772	275,448	228,413
Operating lease right-of-use assets	23,656	22,338	21,272	20,455	39,340
Property and equipment, net	41,131	43,562	45,490	49,451	55,466
Goodwill	—	—	—	—	12,238
Intangible assets	—	—	—	—	13,854
Other assets	2,965	2,980	2,837	4,864	11,515
Total assets	$142,911	$323,770	$312,371	$350,218	$360,826

Liabilities and Stockholder's Equity
Current liabilities
Accounts payable	$9,386	$14,540	$11,359	$8,407	$13,336
Accrued and other current liabilities	32,541	37,720	39,515	46,427	45,253
Seller payable	13,724	15,194	16,709	18,306	19,125
Operating lease liabilities, current	3,643	3,095	2,845	2,757	3,931
Current portion of long-term debt	3,270	5,736	7,746	7,757	7,768
Total current liabilities	62,564	76,285	78,174	83,654	89,413
Operating lease liabilities, non-current	21,574	20,811	20,029	19,225	36,997
Long-term debt	31,190	33,320	31,393	29,478	27,559
Non-current liabilities	2,719	1,927	1,937	2,187	1,123
Total liabilities	118,047	132,343	131,533	134,544	155,092
Convertible preferred stock	247,041	—	—	—	—
Common stock	1	9	9	10	10
Additional paid in capital	29,989	459,756	463,582	513,124	522,161
Accumulated other comprehensive loss	—	—	(36)	(28)	(1,094)
Accumulated deficit	(252,167)	(268,338)	(282,717)	(297,432)	(315,343)
Total stockholder's (deficit) equity	(222,177)	191,427	180,838	215,674	205,734
Total liabilities and stockholder's equity	$142,911	$323,770	$312,371	$350,218	$360,826

ThredUp Inc.
Condensed Consolidated Cash Flows
(in thousands, unaudited)
Three Months Ended	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Cash flows from operating activities
Net loss	$(17,001)	$(16,171)	$(14,379)	$(14,715)	$(17,911)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,713	2,038	1,861	2,248	3,008
Stock-based compensation expense	2,279	3,498	2,896	2,995	3,570
Reduction of the carrying amount of right-of-use assets	1,152	1,318	1,066	817	784
Changes in fair value of convertible preferred stock warrants and others	395	1,048	131	589	574
Changes in operating assets and liabilities:
Accounts receivable, net	(803)	97	181	(350)	(1,117)
Inventory, net	343	37	(880)	256	(2,154)
Other current and non-current assets	208	(457)	(2,907)	(1,356)	(1,606)
Accounts payable	(2,560)	4,722	(2,006)	(2,142)	297
Accrued and other current liabilities	930	4,784	3,387	5,911	(4,831)
Seller payable	384	1,470	1,515	1,597	490
Operating lease liabilities	(973)	(1,311)	(1,032)	(892)	(729)
Other non-current liabilities	(309)	4	—	—	(1,262)
Net cash (used in) provided by operating activities	(14,242)	1,077	(10,167)	(5,042)	(20,887)

Cash flows from investing activities
Purchases of marketable securities	—	—	(57,418)	(45,297)	(22,502)
Purchases of non-marketable equity investment	—	—	—	—	(3,750)
Acquisition of business, net of cash acquired	—	—	—	—	(23,581)
Purchase of property and equipment	(5,065)	(4,099)	(4,900)	(6,208)	(4,621)
Maturities of marketable securities	—	—	—	1,600	1,200
Net cash used in investing activity	(5,065)	(4,099)	(62,318)	(49,905)	(53,254)

Cash flows from financing activities
Proceeds from debt issuances, net of issuance costs	4,925	4,625	—	—	—
Repayment of debt	—	—	—	(2,000)	(2,000)
Proceeds from issuance of Class A common stock upon initial public offering and the follow-on offering, net of underwriting discounts and commissions	—	180,284	—	46,621	—
Proceeds from exercise of common stock options and withholding taxes for the net share settlement of RSU’s	360	1,875	930	948	1,424
Payment of costs for the initial public offering and follow-on offering	(466)	(1,733)	(1,900)	(618)	(478)
Proceeds from ESPP purchase	—	—	—	—	982
Net cash (used in) provided by financing activities	4,819	185,051	(970)	44,951	(72)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	(64)
Net increase (decrease) in cash, cash equivalents and restricted cash and cash equivalents	(14,488)	182,029	(73,455)	(9,996)	(74,277)
Cash, cash equivalents and restricted cash and cash equivalents
Beginning of period	82,027	67,539	249,568	176,113	166,117
End of period	$67,539	$249,568	$176,113	$166,117	$91,840

About ThredUp Inc.
thredUP thredUP is transforming resale with technology and a mission to inspire a new generation of consumers to think secondhand first. By making it easy to buy and sell secondhand, thredUP has become one of the world's largest resale platforms for women's and kids' apparel, shoes and accessories. Sellers love thredUP because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With thredUP’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. By extending the life cycle of clothing, thredUP is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.

Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the first quarter and full year of 2022; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of the COVID-19 pandemic on consumer behavior and our business; our investments in technology and infrastructure; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions or investments; the success of our RaaSⓇ model and the timing and plans for future RaaSⓇ clients; and our ability to attract new Active Buyers.

The forward-looking statements contained in this presentation are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, risks detailed in our upcoming Annual Report on Form 10-K for the year ended December 31, 2021. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing thredUP’s views as of any date subsequent to the date of this presentation.

Additional information regarding these and other factors that could affect thredUP's results is included in thredUP’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.

Operating Metrics
An Active Buyer is a thredUP buyer who has made at least one purchase in the last twelve months. A thredUP buyer is a customer who has created an account in our marketplace. A thredUP buyer is identified by a unique email address and a single person could have multiple thredUP accounts and count as multiple Active Buyers.

Orders are defined as the total number of orders placed by buyers across our marketplace, including through our RaaSⓇ partners, in a given period, net of cancellations.

Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures: Adjusted EBITDA and Adjusted EBITDA margin. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA and Adjusted EBITDA margin, non-GAAP measures, are useful in evaluating our operating performance. We use Adjusted EBITDA and Adjusted EBITDA margin to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA and Adjusted EBITDA margin, when taken collectively with our GAAP results, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA and Adjusted EBITDA margin is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from a similarly-titled non-GAAP measure used by other companies.

A reconciliation is provided below for Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, depreciation and amortization, stock-based compensation expense, acquisition, offering and other expenses, interest expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes.

Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA to net loss. thredUP is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to net loss because certain items are out of thredUP’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. However, for the first quarter of 2022 and full year 2022, depreciation and amortization is expected to be $2.9 million and $15.5 million, respectively. In addition, for the first quarter of 2022 and full year 2022, stock-based compensation expense is expected to be $4.0 million and $17.9 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss being materially less than is indicated by the currently estimated Adjusted EBITDA margin.